                                                                      Exhibit 12

                                                         Joint Filer Information

Name of Joint Filer:                   John T. Kim as settlor, trustee, and beneficiary of
                                       John T. Kim Trust of 12/31/87

Address:                               1345 Enterprise Drive
                                       West Chester, Pennsylvania 19380

Designated Filer:                      Susan Y. Kim

Issuer & Ticker Symbol:                GameStop Corp. (GME)

Date of Event Requiring Statement:
                                       April 10, 2006

Signature:                             /s/John T. Kim*
                                       John T. Kim
                                       Date: April 19, 2006

                                  * * * * * * *

Name of Joint Filer:                   David D. Kim as settlor, trustee and beneficiary of
                                       David D. Kim Trust of 12/31/87

Address:                               1345 Enterprise Drive
                                       West Chester, Pennsylvania 19380

Designated Filer:                      Susan Y. Kim

Issuer & Ticker Symbol:                GameStop Corp. (GME)

Date of Event
Requiring Statement:                   April 10, 2006

Signature:                             /s/David D. Kim*
                                       David D. Kim
                                       Date: April 19, 2006

                                  * * * * * * *

Name of Joint Filer:                   Agnes C. Kim

Address:                               1345 Enterprise Drive
                                       West Chester, Pennsylvania 19380

Designated Filer:                      Susan Y. Kim

Issuer & Ticker Symbol:                GameStop Corp. (GME)

Date of Event
Requiring Statement:                   April 10, 2006

Signature:                             /s/Agnes C. Kim*
                                       Agnes C. Kim
                                       Date: April 19, 2006

                                  * * * * * * *

Name of Joint Filer:                   EB Nevada, Inc.

Address:                               1345 Enterprise Drive
                                       West Chester, Pennsylvania 19380

Designated Filer:                      Susan Y. Kim

Issuer & Ticker Symbol:                GameStop Corp. (GME)

Date of Event
Requiring Statement:                   April 10, 2006

Signature:                             /s/Susan Y. Kim*
                                       Name:  Susan Y. Kim
                                       Title:  Senior Vice President
                                       Date: April 19, 2006

                                  * * * * * * *

Name of Joint Filer:                   The Electronics Boutique, Inc.

Address:                               1345 Enterprise Drive
                                       West Chester, Pennsylvania 19380

Designated Filer:                      Susan Y. Kim

Issuer & Ticker Symbol:                GameStop Corp. (GME)

Date of Event
Requiring Statement:                   April 10, 2006

Signature:                             /s/Memma Kilgannon
                                       Name:  Memma Kilgannon
                                       Title:  Assistant Secretary
                                       Date: April 19, 2006

                                  * * * * * * *

Signature:                             *By /s/Memma Kilgannon
                                       Memma Kilgannon, Attorney-in-Fact (Pursuant to
                                       powers of attorney previously filed)